DEBT - Future maturities of notes payable (Details)	Dec. 31, 2024 USD ($)
DEBT
2025	$ 7,232,271
2026	278,654
2027	113,326
2028	80,385
2029	56,883
Thereafter	774,417
Total debt, net of debt discount	$ 8,535,936